Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalent break down as follows:

	As of
(in thousands of euros)	June 30, 2026	December 31, 2025
Cash and bank accounts	16,984	810
Short-term bank deposits	93,907	51,940
Net cash and cash equivalents	110,891	52,750

As of June 30, 2026, net cash and cash equivalents increased by €58.1 million as compared to December 31, 2025.

The short-term bank deposits correspond exclusively to term deposit transactions that are readily available and considered liquid.